Exhibit 99.1

Power Integrations Reports Third-Quarter Financial Results

GAAP earnings were $0.57 per diluted share; non-GAAP earnings were $0.78 per diluted share

Revenues increased four percent year-over-year to $114.2 million; quarterly dividend rises to $0.19 per share

SAN JOSE, Calif.--(BUSINESS WIRE)--October 24, 2019--Power Integrations (Nasdaq: POWI) today announced financial results for the quarter ended September 30, 2019. Net revenues for the third quarter were $114.2 million, up 11 percent from the prior quarter and up four percent from the third quarter of 2018. Net income was $17.1 million or $0.57 per diluted share compared to $0.37 per share in the prior quarter and $0.59 in the third quarter of 2018. Cash flow from operations was $21.8 million for the third quarter.

In addition to its GAAP results, the company provided certain non-GAAP measures that exclude stock-based compensation, amortization of acquisition-related intangible assets and the tax effects of these items. Non-GAAP net income for the third quarter of 2019 was $23.3 million or $0.78 per diluted share, compared with $0.56 per diluted share in the prior quarter and $0.77 per diluted share in the third quarter of 2018. A reconciliation of GAAP to non-GAAP financial results appears at the end of this press release.

Additional Highlights

  The company announced a settlement of its patent disputes with ON Semiconductor, ending all litigation between the companies. Power Integrations has received a payment of $175M from ON; neither company granted any licenses to the other. The company expects to recognize a gain in its financial results for the fourth quarter of 2019.
  Power Integrations paid a dividend of $0.17 per share on September 30, 2019. The company’s board of directors has increased the quarterly dividend to $0.19 per share starting in the fourth quarter of 2019; the next dividend of $0.19 will be paid on December 31, 2019 to stockholders of record as of November 29, 2019.

Commented Balu Balakrishnan, president and CEO of Power Integrations: “We returned to year-over-year revenue growth in the third quarter driven by strength in our communications category, reflecting accelerated adoption of fast chargers for smartphones. Our InnoSwitch™ ICs, including our new higher-power devices with GaN switches, are winning in the market thanks to their industry-leading combination of efficiency and integration. Looking ahead, while trade issues and weaker macroeconomic conditions continue to weigh on demand, we expect strong year-over-year growth in the fourth quarter.”

Mr. Balakrishnan continued: “The settlement of our litigation with ON Semiconductor is a landmark win for our company, demonstrating the durability and the value of our intellectual property, as well as our determination to protect it from unlawful use by competitors.”

Financial Outlook

The company issued the following forecast (excluding the impact of the litigation settlement) for the fourth quarter of 2019:

  Revenues are expected to be $114 million plus or minus $3 million.
  GAAP gross margin is expected to be approximately 51.5 percent. Non-GAAP gross margin is expected to be approximately 52.5 percent. (The difference between the expected GAAP and non-GAAP gross margins is composed of approximately 0.7 percentage points from amortization of acquisition-related intangible assets and 0.3 percentage points from stock-based compensation.)
  GAAP operating expenses are expected to be between $42 million and $42.5 million; non-GAAP operating expenses are expected to be between $36 million and $36.5 million. (Non-GAAP expenses are expected to exclude approximately $5.6 million of stock-based compensation and $0.4 million of amortization of acquisition-related intangible assets.)

Conference Call Today at 1:30 p.m. Pacific Time

Power Integrations management will hold a conference call today at 1:30 p.m. Pacific time. Members of the investment community can join the call by dialing 1-647-689-4187. The call will also be available on the investor section of the company's website, http://investors.power.com.

About Power Integrations

Power Integrations, Inc. is a leading innovator in semiconductor technologies for high-voltage power conversion. The company’s products are key building blocks in the clean-power ecosystem, enabling the generation of renewable energy as well as the efficient transmission and consumption of power in applications ranging from milliwatts to megawatts. For more information please visit www.power.com.

Note Regarding Use of Non-GAAP Financial Measures

In addition to the company's consolidated financial statements, which are presented according to GAAP, the company provides certain non-GAAP financial information that excludes stock-based compensation expenses recorded under ASC 718-10, amortization of acquisition-related intangible assets and the tax effects of these items. The company uses these measures in its financial and operational decision-making and, with respect to one measure, in setting performance targets for compensation purposes. The company believes that these non-GAAP measures offer important analytical tools to help investors understand its operating results, and to facilitate comparability with the results of companies that provide similar measures. These non-GAAP measures have limitations as analytical tools and are not meant to be considered in isolation or as a substitute for GAAP financial information. For example, stock-based compensation is an important component of the company’s compensation mix, and will continue to result in significant expenses in the company’s GAAP results for the foreseeable future, but is not reflected in the non-GAAP measures. Also, other companies, including companies in Power Integrations’ industry, may calculate non-GAAP measures differently, limiting their usefulness as comparative measures. Reconciliations of non-GAAP measures to GAAP measures are attached to this press release.

Note Regarding Forward-Looking Statements

The above statements regarding the company’s forecast for its fourth-quarter financial performance and an anticipated gain related to the litigation settlement are forward-looking statements reflecting management's current expectations and beliefs. These forward-looking statements are based on current information that is, by its nature, subject to rapid and even abrupt change. Due to risks and uncertainties associated with the company's business, actual results could differ materially from those projected or implied by these statements. These risks and uncertainties include, but are not limited to: changes in global macroeconomic conditions, including changing tariffs and uncertainty regarding trade negotiations, which may impact the level of demand for the company’s products; potential changes and shifts in customer demand away from end products that utilize the company's integrated circuits to end products that do not incorporate the company's products; the effects of competition, which may cause the company’s revenues to decrease or cause the company to decrease its selling prices for its products; the outcome and cost of patent litigation, which may affect sales of the company’s products or could result in higher expenses and charges than currently expected; unforeseen costs and expenses; and unfavorable fluctuations in component costs or operating expenses resulting from changes in commodity prices and/or exchange rates. In addition, new product introductions and design wins are subject to the risks and uncertainties that typically accompany development and delivery of complex technologies to the marketplace, including product development delays and defects and market acceptance of the new products. These and other risk factors that may cause actual results to differ are more fully explained under the caption “Risk Factors” in the company's most recent Annual Report on Form 10-K, filed with the Securities and Exchange Commission (SEC) on February 13, 2019. The company is under no obligation (and expressly disclaims any obligation) to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by the rules and regulations of the SEC.

Power Integrations, InnoSwitch and the Power Integrations logo are trademarks or registered trademarks of Power Integrations, Inc.

POWER INTEGRATIONS, INC.
CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except per-share amounts)

	Three Months Ended			Nine Months Ended
	September 30, 2019	June 30, 2019	September 30, 2018	September 30, 2019	September 30, 2018
NET REVENUES	$114,159	$102,865	$110,085	$306,212	$322,648

COST OF REVENUES	56,028	51,293	53,080	151,035	155,865

GROSS PROFIT	58,131	51,572	57,005	155,177	166,783

OPERATING EXPENSES:
Research and development	17,957	19,269	17,236	55,172	52,615
Sales and marketing	13,074	12,815	12,823	38,479	38,419
General and administrative	9,224	9,334	8,466	26,948	26,700
Amortization of acquisition-related intangible assets	378	394	455	1,199	1,444
Total operating expenses	40,633	41,812	38,980	121,798	119,178

INCOME FROM OPERATIONS	17,498	9,760	18,025	33,379	47,605

OTHER INCOME	1,078	1,310	1,098	3,540	2,819

INCOME BEFORE INCOME TAXES	18,576	11,070	19,123	36,919	50,424

PROVISION FOR INCOME TAXES	1,477	225	1,456	1,742	3,176

NET INCOME	$17,099	$10,845	$17,667	$35,177	$47,248

EARNINGS PER SHARE:
Basic	$0.58	$0.37	$0.60	$1.20	$1.60
Diluted	$0.57	$0.37	$0.59	$1.18	$1.56

SHARES USED IN PER-SHARE CALCULATION:
Basic	29,385	29,297	29,365	29,213	29,558
Diluted	29,866	29,702	29,998	29,709	30,281

SUPPLEMENTAL INFORMATION:	Three Months Ended			Nine Months Ended
	September 30, 2019	June 30, 2019	September 30, 2018	September 30, 2019	September 30, 2018
Stock-based compensation expenses included in:
Cost of revenues	$280	$273	$243	$824	$784
Research and development	1,893	2,144	1,634	5,669	5,744
Sales and marketing	1,211	1,141	1,105	3,413	3,507
General and administrative	1,722	1,938	1,416	5,103	6,103
Total stock-based compensation expense	$5,106	$5,496	$4,398	$15,009	$16,138

Cost of revenues includes:
Amortization of acquisition-related intangible assets	$940	$794	$814	$2,528	$2,440

General & administrative expenses include:
Patent-litigation expenses	$2,573	$2,282	$2,305	$7,172	$6,221

	Three Months Ended			Nine Months Ended
REVENUE MIX BY END MARKET	September 30, 2019	June 30, 2019	September 30, 2018	September 30, 2019	September 30, 2018
Communications	29%	24%	22%	24%	21%
Computer	5%	6%	6%	5%	5%
Consumer	32%	37%	35%	36%	38%
Industrial	34%	33%	37%	35%	36%

POWER INTEGRATIONS, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP RESULTS
(in thousands, except per-share amounts)

	Three Months Ended			Nine Months Ended
	September 30, 2019	June 30, 2019	September 30, 2018	September 30, 2019	September 30, 2018
RECONCILIATION OF GROSS PROFIT
GAAP gross profit	$58,131	$51,572	$57,005	$155,177	$166,783
GAAP gross margin	50.9%	50.1%	51.8%	50.7%	51.7%

Stock-based compensation included in cost of revenues	280	273	243	824	784
Amortization of acquisition-related intangible assets	940	794	814	2,528	2,440

Non-GAAP gross profit	$59,351	$52,639	$58,062	$158,529	$170,007
Non-GAAP gross margin	52.0%	51.2%	52.7%	51.8%	52.7%

	Three Months Ended			Nine Months Ended
RECONCILIATION OF OPERATING EXPENSES	September 30, 2019	June 30, 2019	September 30, 2018	September 30, 2019	September 30, 2018
GAAP operating expenses	$40,633	$41,812	$38,980	$121,798	$119,178

Less: Stock-based compensation expense included in operating expenses
Research and development	1,893	2,144	1,634	5,669	5,744
Sales and marketing	1,211	1,141	1,105	3,413	3,507
General and administrative	1,722	1,938	1,416	5,103	6,103
Total	4,826	5,223	4,155	14,185	15,354

Amortization of acquisition-related intangible assets	378	394	455	1,199	1,444

Non-GAAP operating expenses	$35,429	$36,195	$34,370	$106,414	$102,380

	Three Months Ended			Nine Months Ended
RECONCILIATION OF INCOME FROM OPERATIONS	September 30, 2019	June 30, 2019	September 30, 2018	September 30, 2019	September 30, 2018
GAAP income from operations	$17,498	$9,760	$18,025	$33,379	$47,605
GAAP operating margin	15.3%	9.5%	16.4%	10.9%	14.8%

Add: Total stock-based compensation	5,106	5,496	4,398	15,009	16,138
Amortization of acquisition-related intangible assets	1,318	1,188	1,269	3,727	3,884

Non-GAAP income from operations	$23,922	$16,444	$23,692	$52,115	$67,627
Non-GAAP operating margin	21.0%	16.0%	21.5%	17.0%	21.0%

	Three Months Ended			Nine Months Ended
RECONCILIATION OF PROVISION (BENEFIT) FOR INCOME TAXES	September 30, 2019	June 30, 2019	September 30, 2018	September 30, 2019	September 30, 2018
GAAP provision for income taxes	$1,477	$225	$1,456	$1,742	$3,176
GAAP effective tax rate	8.0%	2.0%	7.6%	4.7%	6.3%

Tax effect of adjustments to GAAP results	(266)	(837)	(167)	(1,902)	(1,515)

Non-GAAP provision for income taxes	$1,743	$1,062	$1,623	$3,644	$4,691
Non-GAAP effective tax rate	7.0%	6.0%	6.5%	6.5%	6.7%

	Three Months Ended			Nine Months Ended
RECONCILIATION OF NET INCOME PER SHARE (DILUTED)	September 30, 2019	June 30, 2019	September 30, 2018	September 30, 2019	September 30, 2018
GAAP net income	$17,099	$10,845	$17,667	$35,177	$47,248

Adjustments to GAAP net income
Stock-based compensation	5,106	5,496	4,398	15,009	16,138
Amortization of acquisition-related intangible assets	1,318	1,188	1,269	3,727	3,884
Tax effect of items excluded from non-GAAP results	(266)	(837)	(167)	(1,902)	(1,515)

Non-GAAP net income	$23,257	$16,692	$23,167	$52,011	$65,755

Average shares outstanding for calculation of non-GAAP net income per share (diluted)	29,866	29,702	29,998	29,709	30,281

Non-GAAP net income per share (diluted)	$0.78	$0.56	$0.77	$1.75	$2.17

GAAP net income per share	$0.57	$0.37	$0.59	$1.18	$1.56

POWER INTEGRATIONS, INC.
CONSOLIDATED BALANCE SHEETS
(in thousands)

	September 30, 2019	June 30, 2019	December 31, 2018
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$80,162	$99,491	$134,137
Short-term marketable securities	164,649	130,275	94,451
Accounts receivable, net	25,819	25,468	11,072
Inventories	88,710	89,197	80,857
Prepaid expenses and other current assets	15,316	15,571	11,915
Total current assets	374,656	360,002	332,432

PROPERTY AND EQUIPMENT, net	114,930	112,939	114,117
INTANGIBLE ASSETS, net	18,238	18,920	21,152
GOODWILL	91,849	91,849	91,849
DEFERRED TAX ASSETS	5,564	5,184	6,906
OTHER ASSETS	31,173	31,495	22,241
Total assets	$636,410	$620,389	$588,697

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$30,542	$35,985	$31,552
Accrued payroll and related expenses	10,796	12,825	12,131
Taxes payable	597	579	933
Other accrued liabilities	7,717	5,945	3,750
Total current liabilities	49,652	55,334	48,366

LONG-TERM LIABILITIES:
Income taxes payable	9,309	9,006	8,652
Deferred tax liabilities	152	153	216
Other liabilities	11,969	12,031	4,391
Total liabilities	71,082	76,524	61,625

STOCKHOLDERS' EQUITY:
Common stock	28	28	28
Additional paid-in capital	143,554	134,443	126,164
Accumulated other comprehensive loss	(1,084)	(1,336)	(1,689)
Retained earnings	422,830	410,730	402,569
Total stockholders' equity	565,328	543,865	527,072
Total liabilities and stockholders' equity	$636,410	$620,389	$588,697

POWER INTEGRATIONS, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Three Months Ended			Nine Months Ended
	September 30, 2019	June 30, 2019	September 30, 2018	September 30, 2019	September 30, 2018
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$17,099	$10,845	$17,667	$35,177	$47,248
Adjustments to reconcile net income to cash provided by operating activities
Depreciation	4,831	4,821	4,678	14,262	14,369
Amortization of intangible assets	1,357	1,228	1,299	3,840	3,967
Loss on disposal of property and equipment	62	56	395	214	455
Stock-based compensation expense	5,106	5,496	4,398	15,009	16,138
Amortization of premium (accretion of discount) on marketable securities	(66)	(120)	(34)	(296)	342
Deferred income taxes	(381)	498	(495)	1,278	(1,395)
Increase (decrease) in accounts receivable allowances	-	237	153	57	170
Change in operating assets and liabilities:
Accounts receivable	(351)	(5,160)	(7,052)	(14,804)	2,886
Inventories	487	(4,117)	(5,377)	(7,853)	(17,114)
Prepaid expenses and other assets	580	615	(1,333)	(3,034)	(2,721)
Accounts payable	(6,789)	2,933	9,923	(2,636)	2,647
Taxes payable and other accrued liabilities	(91)	2,088	(1,013)	1,126	(1,357)
Net cash provided by operating activities	21,844	19,420	23,209	42,340	65,635

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(5,977)	(4,889)	(8,607)	(14,325)	(19,120)
Acquisition of technology licenses	(100)	(37)	(400)	(351)	(900)
Purchases of marketable securities	(80,864)	(49,631)	(58,221)	(135,288)	(58,221)
Proceeds from sales and maturities of marketable securities	46,762	12,635	57,148	66,184	147,501
Net cash provided by (used in) investing activities	(40,179)	(41,922)	(10,080)	(83,780)	69,260

CASH FLOWS FROM FINANCING ACTIVITIES:
Net proceeds from issuance of common stock	4,005	1,178	2,915	9,683	8,550
Repurchase of common stock	-	-	(10,988)	(7,302)	(74,377)
Payments of dividends to stockholders	(4,999)	(4,980)	(4,692)	(14,916)	(14,172)
Proceeds from draw on line of credit	-	-	-	-	8,000
Payments on line of credit	-	-	-	-	(8,000)
Net cash used in financing activities	(994)	(3,802)	(12,765)	(12,535)	(79,999)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(19,329)	(26,304)	364	(53,975)	54,896

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	99,491	125,795	148,187	134,137	93,655

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$80,162	$99,491	$148,551	$80,162	$148,551

Contacts

Joe Shiffler
Power Integrations, Inc.
(408) 414-8528
joe@power.com